                                                                  EX-99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Funds (the "Registrant"), certify that:

         1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 1, 2005                             /s/ Lloyd A. Wennlund
                                                  ------------------------------
                                                  Lloyd A. Wennlund, President
                                                  (Chief Executive Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

                                                                  EX-99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stuart N. Schuldt, Treasurer/Chief Financial Officer of Northern Funds (the "Registrant"), certify that:

         1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 1, 2005                               /s/ Stuart N. Schuldt
                                                    ---------------------------
                                                    Stuart N. Schuldt, Treasurer
                                                    (Chief Financial Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.